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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2005

                                   ----------

                              ALLEGHANY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                 DELAWARE                                     1-9371                           51-0283071
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(STATE OR OTHER JURISDICTION OF INCORPORATION)        (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)
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             375 PARK AVENUE, SUITE 3201
                NEW YORK, NEW YORK                              10152

      ----------------------------------------              ------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 752-1356


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On March 8, 2005, Alleghany Corporation issued a press release on the subject of its 2004 consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

99.1      2004 Earnings Release, dated March 8, 2005
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                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALLEGHANY CORPORATION


                                          /s/ Peter R. Sismondo
                                          --------------------------------------
                                       By: Peter R. Sismondo
                                           Vice President,
                                           Controller,
                                           Treasurer and Assistant
                                             Secretary

Date: March 10, 2005
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                                INDEX TO EXHIBITS

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
Exhibit Number                                  Exhibit Description
--------------                                  -------------------
99.1                                      2004 Earnings Release, dated March 8,
                                          2005
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